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                                                                    Exhibit 10-2
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                             ANALOG DEVICES, INC.
                          1991 RESTRICTED STOCK PLAN


1.  PURPOSE.

        The purpose of the 1991 Restricted Stock Plan (the "Plan") is to secure for Analog Devices, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by key employees of the Company who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include any subsidiaries of the Company. For purposes of the Plan, the term "subsidiary" means a corporation fifty percent (50%) or more of whose voting securities are directly or indirectly owned by the Company. A copy of the Plan is available from the Treasurer's Department. For more information about the Plan, and its administrators, please contact the Director of Corporate Communications, One Technology Way, P.O. Box 9106, Norwood, MA 02062-9106, telephone (617) 329-4700.

2.  ADMINISTRATION AND AWARDS.

        (a) Administration. Awards (as defined below) granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company and shall meet the requirements of Section 5 of the Plan. The Plan shall be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion make awards for the purchase of shares of the Company's common stock, $.16 2/3 par value per share ("Common Stock"), pursuant to Section 5. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective Awards, and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Awards, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by or consistent with law or regulation (including without limitation Rule 16b-3 of the Securities Exchange Act of 1934 or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so


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appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee. In addition, to the full extent permitted by or consistent with law or regulation (including without limitation Rule 16b-3), the Board of Directors or such Committee may delegate authority to the President of the Company to make Awards to employees of the Company who are not officers or directors of the Company.

        (b) Grant of Awards to Directors. The selection of a director as a participant and the size of an Award to such director shall be determined by the Board of Directors, of which a majority, as well as a majority of the directors acting in the matter, shall be "disinterested persons" (as hereinafter defined). For the purposes of the Plan, a director shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3 as such term is interpreted from time to time.

3.  ELIGIBILITY.

        Awards under the Plan may be made only to persons who are determined by the Board of Directors to be key employees of the Company. The term "employees" shall include officers and directors who are full-time employees of the Company as well as other full-time employees of the Company.

4.  STOCK SUBJECT TO PLAN.

        Subject to adjustment as provided in Section 8 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 700,000 shares. Such shares may be (i) authorized and unissued shares or (ii) issued and thereafter acquired by the Company or (iii) subject to the requirements of 16b-3, tendered back to the Company or withheld by the Company for tax withholding obligations pursuant to Section 12. Any shares of Common Stock subject to an Award which are not purchased by the recipient of the Award, or which are purchased by the recipient of the Award but later repurchased by the Company in accordance with the terms of the Award or the Plan, shall again be available for purposes of the Plan.

5.  AWARDS.

        (a) Restricted Stock Award. A restricted stock award ("Award") shall consist of the sale and issuance by the Company of shares of Common Stock, and purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the Award and in this Plan.

        (b) Execution of Award. As a condition to an Award under the Plan, each recipient of an Award shall execute an agreement in such form, which may differ

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among recipients, as shall be specified by the Board of Directors at the time of such Award.

        (c) Price. The Board of Directors shall determine the price, if any, at which shares of Common Stock shall be awarded to recipients under the Plan. The purchase price, if any, may vary among the participants. The Board of Directors may, in its discretion, issue shares under the Plan without payment of any cash purchase price by the recipients or issue shares at a purchase price below the then fair market value. If a purchase price is required to be paid, it shall be paid in cash or by check payable to the order of the Company at the time that the Award is accepted by the recipient.

        (d) Number of Shares. The Award shall specify the number of shares of Common Stock granted thereunder.

        (e) Ownership of Shares. Each recipient of an Award shall have, after delivery to him or her or to an escrow agent (the "Escrow Agent") on his behalf of a certificate or certificates for the number of shares of Common Stock awarded, absolute ownership of such shares including the right to vote them and to receive dividends on the shares, subject, however, to the risk of forfeiture and the terms, conditions and restrictions described in the Plan and in the instrument evidencing the grant of the Award.

        (f) Restrictions on Transfer. In addition to such other terms, conditions and restrictions upon Awards as shall be imposed by the Board of Directors, all shares issued pursuant to an Award shall be subject to the following restrictions:

           (1) All shares of Common Stock subject to an Award (including any shares issued pursuant to paragraph (g) of this Section 5) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the Award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period."

           (2) In the event that a recipient's employment with the Company is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, for any reason other than death or total disability (as determined by the Company) of the recipient, the Company shall have the right and option for a period of ninety (90) days following such termination of employment to elect to buy for cash that number of the shares of Common Stock purchased under the Award as to which the restrictions on transfer and the forfeiture provisions contained in the Award had not lapsed at the time of such termination, at a price equal to the price per share originally paid by the recipient. If such

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termination of employment occurs within the Restricted Period, and there are less than ninety (90) days remaining in the Restricted Period, the prohibition against any sale, assignment, transfer or other disposition of the recipient's Common Stock, provided in subparagraph (f)(1) of this Section 5, shall continue to apply until the expiration of the Company's 90-day option period set forth in this subparagraph (f) (2).

          (3) If such recipient's employment is terminated within the Restricted Period by reason of his death or total disability, the Company's right to repurchase shares issued to such recipient under the Plan shall cease and terminate at the time of such death or disability; and such shares, from and after the date of such death or disability, shall no longer be restricted by the provisions of subparagraph (f)(1) of this Section 5 and may thereafter, subject to compliance with law, be sold, assigned, transferred or otherwise disposed of during the balance of the Restricted Period.

          (4) Notwithstanding subparagraphs (1), (2) and (3) above, the Board of Directors may, in its discretion, either at the time that an Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this Section 5(f) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an Award at the time of such Award, such other restrictions on any shares of Common Stock issued pursuant to such Award as the Board may deem advisable and in the best interests of the Company and its shareholders.

        (g) Additional Shares. Any shares received by a recipient of an Award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such Award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such Award.

        (h) Transfers in Breach of Award; Repurchased Shares. If any transfer of shares purchased pursuant to an Award is made or attempted contrary to the terms of the Plan and of such Award, the Board of Directors shall have the right to purchase those shares for the account of the Company from the owner thereof or his transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable Award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer was made or

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attempted. Any shares which the Board of Directors elects to repurchase under the Plan for the account of the Company shall be tendered to the Company by the delivery of certificates therefor, duly endorsed in blank, at the Company's principal office on the date and at the time specified by the Board of Directors. Payment for repurchased shares shall be made by the Company at the time of delivery of the certificate(s) representing the repurchased shares.

        (i) Resale Restrictions. Certain officers of the Company, who may be deemed to be "affiliates," may resell shares of the Company's Common Stock purchased under the Plan only subject to certain restrictions imposed by the Securities Act of 1933 and Rule 144 promulgated thereunder. In addition, in order to obtain the benefits of Rule 16b-3, certain officers of the Company, who may be deemed to be "insiders" under Rule 16b-3 may not sell any shares of the Company's Common Stock for at least six months after the date an award is granted. Any officer purchasing shares under the Plan should consult with legal counsel prior to doing so.

        (j) Additional Award Provisions. The Board of Directors may, in its sole discretion, include additional provisions in any Award granted under the Plan.

6.  GENERAL RESTRICTIONS.

        (a) Investment Representations. The Company may require any person to whom an Award is made, as a condition of purchasing the shares subject to such Award or exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Certificates for shares of Common Stock delivered pursuant to Awards shall bear the following legend:

     "The shares of Common Stock represented by this certificate are subject to forfeiture, prohibition against transfer or assignment and certain other restrictions set forth in the 1991 Restricted Stock Plan of Analog Devices, Inc. and in the Restricted Stock Award dated as of 19__ granted by Analog Devices, Inc. to the owner of this certificate. A copy of the 1991 Restricted Stock Plan and the above-described Restricted Stock Award are available for inspection, without charge, at the offices of Analog Devices, Inc."

        (b) Compliance with Securities Laws. Each Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of

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any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualifications.

7. RIGHTS AS A SHAREHOLDER.

        The recipient of an Award shall have no rights as a shareholder with respect to any shares covered by the Award until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8. ADJUSTMENT PROVISIONS.

        (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, or if the Company shall distribute any substantial amount of its assets with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in the maximum number and kind of shares reserved for issuance under the Plan.

        (b) Adjustments under this Section 8 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

9. NO SPECIAL EMPLOYMENT RIGHTS.

        Nothing contained in the Plan or in any Award shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the recipient. Whether an authorized leave of absence, or absence, or absence in military or government service shall constitute termination of employment shall be determined by the Company at the time of such absence.


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10. OTHER EMPLOYEE BENEFITS.

        The value of an Award granted to an employee or the sale of shares received pursuant to an Award will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

11. AMENDMENT OF THE PLAN.

        The Plan may at any time be terminated, modified or amended by the holders of a majority of the then outstanding voting shares of the Company. The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company the Board of Directors may not make any amendment which would (i) cause the Plan to no longer comply with Rule 16b-3 or any successor to the foregoing or (ii) require shareholder approval under any applicable listing requirement. The termination or any modification or amendment of the Plan shall not, without the consent of a recipient of an Award, affect his or her rights under an Award previously made to him or her. With the consent of the recipient of the Award, the Board of Directors may amend outstanding Awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 or any successor rule.

12. WITHHOLDING.

        (a) The Company shall have the right to deduct from payments of any kind otherwise due to the participant any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon any Award under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the participant may elect to satisfy such obligations, in whole or in part, (i) by directing the Escrow Agent to forward to the Company a sufficient number of shares of Common Stock otherwise deliverable by the Escrow Agent to the participant pursuant to the grant of an Award or (ii) by delivering to the Company shares of Common Stock already owned by the participant. The shares so delivered by the Escrow Agent or the participant shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. A participant who has made an election pursuant to this Section 12(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

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        (b) Notwithstanding the foregoing, in the case of any persons who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 or any successor rule under the Exchange Act.

        (c) If the recipient of an Award under the Plan elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the Award.

13. EFFECTIVE DATE AND DURATION OF THE PLAN.

        (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors and approved by the Company's shareholders.

        (b) Termination. Unless sooner terminated by the Board of Directors or shareholders of the Company, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary on the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the final vesting of Awards granted under the Plan. If the date of termination is determined under (i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

14. CHANGE IN CONTROL.

        (a) Notwithstanding any provision to the contrary in this Plan, in the event of a Change in Control (as defined below), all of the Company's rights to repurchase outstanding shares issued to participants in the Plan prior to the occurrence of such Change in Control shall cease and terminate as of the date such Change in Control occurs; and such shares, from and after such date, shall no longer be restricted by the provisions of Section 5 of the Plan.

        (b) A "Change in Control" shall occur or be deemed to have occurred, only if any of the following events occur: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act),

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directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of December 12, 1990, constitute the Board of Directors of the Company (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination of election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent
Board; (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

15. PROVISIONS FOR FOREIGN PARTICIPANTS.

        The Board of Directors may, without amending the Plan, modify Awards granted to participants who are foreign nationals or employed outside the United States to recognize differences in tax, securities, currency laws, rules, regulations or customs of such foreign jurisdictions.

16. INCORPORATION BY REFERENCE.

        The Company is subject to the informational and reporting requirements of Section 13, 14 and 15(d) of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the Commission. The following documents, which are on file with the Commission, are incorporated in this Prospectus by reference:

        (a) The Company's (i) latest annual report filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 or (ii) the latest prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, which contains, either directly or by

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incorporation by reference, certified financial statements for the Company's latest fiscal year for which such statements have been filed or (iii) the Company's effective registration statement on Form 10 filed under the Securities Exchange Act of 1934 containing audited financial statements for the Company's latest fiscal year.

        (b) All other reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 since the end of the fiscal year covered by the annual reports or the prospectus referred to in (a) above.

        (c) The Company's definitive proxy statement or information statement, if any, filed pursuant to Section 14 of the Securities Exchange Act of 1934 in connection with the latest annual meeting of its stockholders, and any definitive proxy or information statements so filed in connection with any subsequent special meetings of its stockholders.

        (d) The description of the Common Stock and Rights which are contained in registration statements filed under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

        (e) Information as to stock options, including the amount outstanding, exercises, prices and expiration dates, included in the Company's definitive proxy statement, described in (c) above and which will be included in the future either in the Company's proxy statements, annual reports or appendices to the prospectus.

        All reports and definitive proxy or information statements filed by the Company pursuant to Section 13, 14 and 15(d) of the Exchange Act, which are filed subsequent to the date of this Prospectus and prior to the filing of a post-effective amendment which indicates that all shares offered hereby have been sold or which deregisters all shares then remaining unsold, shall be deemed to be incorporated in this Prospectus by reference and to be a part hereof from the date of filing of such reports and documents. For more information about the Plan, and its administrators, please contact the Director of Corporate Communications, One Technology Way, P.O. Box 9106, Norwood, MA 02062-9106, telephone (617) 329-4700.





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                             ANALOG DEVICES, INC.

                First Amendment to 1991 Restricted Stock Plan
                ---------------------------------------------


        The 1991 Restricted Stock Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 11 thereof, is hereby amended as follows:

        1. Section 2(b) is hereby deleted in its entirety and replaced with the following paragraph:

        "(b) Grant of Awards to Directors and Officers. The selection of a director or officer as a participant and the size of an Award to such director or officer shall be determined by the Board of Directors, of which all members acting in the matter, shall be "disinterested directors" (as hereinafter defined) or by a committee of two or more disinterested persons. For the purposes of the Plan, a director shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3 as such term is interpreted from time to time."

        The foregoing amendment shall take effect upon the approval by the Board of Directors of Analog Devices, Inc. Except as so amended, the Plan shall remain in full force and effect.

                                     Adopted by the Board of Directors
                                     September 16, 1991



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                              ANALOG DEVICES, INC.

                 Second Amendment to 1991 Restricted Stock Plan
                 ----------------------------------------------

        The 1991 Restricted Stock Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 11 thereof, is hereby amended as follows:

        Section 4 of the Plan is amended to increase the number of shares of Analog Devices, Inc. Common Stock, $.16 2/3 par value per share, subject to the Plan, so that as amended (and taking into account all stock splits and stock dividends distributed through January 3, 1996), said Section 4 shall read as follows:

        "4. STOCK SUBJECT TO PLAN. Subject to adjustment as provided in Section 8 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 2,025,000 shares. Such shares may be (i) authorized and unissued shares or (ii) issued and thereafter acquired by the Company or (iii) subject to the requirements of 16b-3, tendered back to the Company or withheld by the Company for tax withholding obligations pursuant to
Section 12. Any shares of Common Stock subject to an Award which are not purchased by the recipient of the Award, or which are purchased by the recipient of the Award but later repurchased by the Company in accordance with the terms of the Award or the Plan, shall again be available for purposes of the Plan."

        The foregoing amendment shall take effect upon the date approved by the Board of Directors, subject to ratification and approval by the stockholders of Analog Devices, Inc. Except as so amended, the Plan shall remain in full force and effect.

                                       Adopted by the Board of Directors
                                       December 6, 1995

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